Exhibit 99.2

Filed by General Communication, Inc.
Pursuant to Rule 425
Under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-6(b) of the
Securities Exchange Act of 1934

Subject Company: Liberty Interactive Corporation
Commission File No. 001-33982

Subject Company: General Communication, Inc.
Commission File No. 000-15279

Excerpts from the Earnings Press Release, Dated November 1, 2017, of General Communication, Inc.

Liberty Interactive Transaction Update:

As previously announced, GCI and Liberty Interactive Corporation signed an agreement to combine GCI with certain assets of the Liberty Ventures Group. The following summarizes our progress on outstanding closing related requirements:

Regulatory Approvals: As previously reported, we have made the required filings with each of the Federal Communications Commission ("FCC") and the Regulatory
Commission of Alaska seeking approval of the transaction.

Shareholder vote: We are responding to additional requests from the SEC on the S-4.

We are now expecting to close the transaction in the first quarter of 2018 rather than the fourth quarter of 2017, subject to satisfaction of customary closing conditions, including the regulatory and shareholder approvals.
Forward-Looking Statements
The foregoing earnings release excerpts includes certain forward-looking statements, including statements about the proposed acquisition of General Communication, Inc. (“GCI”) by Liberty Interactive Corporation (“Liberty Interactive”) and the proposed split-off of Liberty Interactive’s interest in the combined company (“GCI Liberty”) (the “proposed split-off” and together with the proposed acquisition of GCI, the “proposed transactions”), the timing of the proposed transactions and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of the earnings release, and each of Liberty Interactive and GCI expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Interactive’s or GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Interactive and GCI, including the most recent Forms 10-K and 10-Q, for additional information about Liberty Interactive and GCI and about the risks and uncertainties related to the business of each of Liberty Interactive and GCI which may affect the statements made in the foregoing excerpts.
Additional Information

Nothing in the foregoing earnings release excerpts shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, Inc. (“GCI Liberty”), GCI common stock or any tracking stocks of Liberty Interactive. The offer and issuance of shares in the proposed transactions will only be made pursuant to GCI Liberty’s effective registration statement. Liberty Interactive stockholders, GCI stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transactions (a preliminary filing of which has been made with the SEC) and any other relevant documents filed with the Securities and Exchange Commission (“SEC”), as well as any amendments or supplements to those documents, because they contain important information about the proposed transactions. Copies of these SEC filings will be available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875- 5420. GCI investors can access additional information at ir.gci.com.

Participants in a Solicitation

The directors and executive officers of Liberty Interactive and GCI and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the proposed transactions. Information regarding the directors and executive officers of Liberty Interactive is available in its definitive proxy statement, which was filed with the SEC on April 20, 2017. Information regarding the directors and executive officers of GCI is available as part of its Annual Report on Form 10-K filed with the SEC on March 2, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials regarding the foregoing to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.